UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2012

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SIRIUS XM RADIO INC.

(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	001-34295 (Commission File Number)	52-1700207 (IRS Employer Identification Number)

1221 Avenue of the Americas, 36th Floor New York, NY	10020
(Address of principal executive offices)	(Zip Code)

(212) 584-5100

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 17, 2012, Liberty Media Corporation filed with the Federal Communications Commission (“Commission”) an Application for Consent to Transfer of De Jure Control (the “Application”). In the Application, Liberty Media indicates, among other things, that it “intends to purchase sufficient additional shares of Sirius common stock such that, upon conversion of its Preferred Shares, it will own more than 50% of the total outstanding shares of Sirius….” Liberty Media also noted that it will “have purchased sufficient shares of Sirius’ common stock and will convert its Preferred Shares such that the transfer of control will be completed within 60 days of Commission consent.”

The Company will cooperate fully with the Commission in its evaluation of the Application.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRIUS XM RADIO INC.

Date: August 17, 2012	By:	/s/ David J. Frear
David J. Frear
Executive Vice President and Chief Financial Officer